UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33277 (Commission File Number)	04-3508648 (IRS Employer Identification No.)

45 Hartwell Avenue Lexington, MA (Address of principal executive offices)		02421 (Zip Code)

(781) 274-8200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On April 13, 2016, Synta Pharmaceuticals Corp. (“Synta” or the “Company”), Saffron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Synta (“Merger Sub”) and Madrigal Pharmaceuticals, Inc., a Delaware corporation (“Madrigal”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Madrigal, with Madrigal becoming a wholly-owned subsidiary of Synta and the surviving corporation of the merger (the “Merger”). The transaction was approved by the Board of Directors of both Synta and Madrigal, and has received the requisite stockholder approval of the Madrigal stockholders.  Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of Synta, and is expected to be completed in the third quarter.

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, each outstanding share of Madrigal common stock will be converted into the right to receive 5.5740 shares of common stock of the Company (“Company Common Stock”). Immediately following the effective time of the Merger, the former stockholders of Madrigal are expected to own approximately 64% of the outstanding capital stock of the Company.

The Merger Agreement also contains customary representations, warranties and covenants made by Synta and Madrigal, including indemnification of directors and officers, Synta’s and Madrigal’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger and a covenant by Synta to, following the closing of the Merger, file a registration statement on Form S-3 to register the resale of the shares of Company Common Stock issued pursuant to the Merger Agreement. The Merger Agreement also contains certain termination rights for both Synta and Madrigal, and further provides that, upon termination of the Merger Agreement under specified circumstances, Synta may be required to pay Madrigal a termination fee of $1.25 million, or up to $250,000 in expense reimbursements, or Madrigal may be required to pay Synta a termination fee of $1.0 million.

In connection with the Merger, Synta will seek to amend its certificate of incorporation to: (i) effect a reverse split of Company Common Stock at a ratio to be determined by Synta, which is intended to ensure that the listing requirements of the NASDAQ Global Market, or such other stock market on which the Company Common Stock is trading, are satisfied, and (ii) change the name of Synta to Madrigal, subject to the consummation of the Merger.

Also in connection with the Merger Agreement, (i) the officers, directors and certain stockholders of Synta holding approximately 18.2% of the outstanding capital stock of Synta have each entered into a voting agreement in favor of Madrigal, and (ii) the officers, directors and certain stockholders of Madrigal owning or controlling approximately 100% of Madrigal’s voting securities have each entered into a voting agreement and a lock-up agreement in favor of Synta (collectively, the “Support Agreements”). The Support Agreements place certain restrictions on the transfer of the shares of Synta and Madrigal held by the respective signatories thereto and covenants on the voting of such shares in favor of approving the transactions contemplated by the

Merger Agreement and against any actions that could adversely affect the consummation of the Merger.

Madrigal has entered into a bridge financing agreement with certain investors that have committed to invest up to $9 million in Madrigal prior to the closing of the Merger.  The combined company intends to use these proceeds, in addition to Synta’s cash balance at the closing of the Merger, to fund the development of MGL-3196 through Phase 2 clinical studies in non-alcoholic steatohepatitis (NASH) and heterozygous and homozygous familial hypercholesterolemia (HeFH, HoFH).

The foregoing description of the (i) Merger Agreement and the transactions contemplated thereby and (ii) the Support Agreements and the transactions contemplated thereby, in each case, do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference, and to the form of Synta Voting Agreement, the form of Madrigal Voting Agreement, and the form of Lock-Up Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and which are incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about Synta, Madrigal or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about Synta, Madrigal or Merger Sub. None of Synta’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Synta, Madrigal, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Additional Information about the Merger and Where to Find It

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Synta’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. The proxy statement will contain important information about Synta, Madrigal, the transaction and related matters.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT SYNTA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Synta with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to: Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421, Attention: Wendy Rieder, Esq.

Synta and its directors and executive officers and Madrigal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Synta in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Synta is also included in Synta’s Definitive Proxy Statement on Schedule 14A relating to the 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. This document is available free of charge at the SEC web site (www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to Synta as described above.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the transaction, the amount of Synta’s net cash at closing, the prospects for commercializing or selling any drug candidates, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Synta, Madrigal or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Synta cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including (i) the timing and completion of the Company’s merger with Madrigal, including its ability to satisfy the closing conditions of the Merger Agreement with Madrigal, including the closing condition that Synta have a minimum net cash amount of $28.5 million, (ii) the Company’s continued listing on NASDAQ, (iii) the failure by Synta or Madrigal to secure and maintain relationships with collaborators; (iv) risks relating to clinical trials; (v) risks relating to the commercialization, if any, of Synta’s or Madrigal’s proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); (vi) dependence on the efforts of third parties; (vii) dependence on intellectual property; and (viii) risks that Synta or Madrigal may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Synta’s business, financial conditions and results of operations are contained in Synta’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent Synta’s and Madrigal’s estimate as of the date hereof only, and Synta and Madrigal specifically disclaim any duty or obligation to update forward-looking statements.

Item 3.02                                           Unregistered Sales of Equity Securities

Pursuant to the Merger, the Company will issue unregistered shares of Company Common Stock to the stockholders of Madrigal. The number of shares to be issued, the nature of the transaction and the nature and amount of consideration received by the Company are described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 3.02.

The shares to be issued by the Company to the stockholders of Madrigal in the Merger will be issued in a private placement exempt from registration under Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 5.01                                           Changes in Control of Registrant

The completion of the Merger will constitute a change in control of Synta. The Merger is described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 5.01.

Item 5.02                                           Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dr. Friedman resigned from the Synta Board of Directors concurrent with the signing of the Merger Agreement and will join Madrigal as an executive.  The Merger Agreement provides that, following the Merger, Dr. Friedman will be Chief Executive Officer of the combined company and Rebecca Taub, M.D. will be the Chief Medical Officer, Executive Vice President, Research & Development, of the combined company.  Additionally, following the Merger, it is expected that the Board of Directors of Synta will consist of the following designees of Madrigal: Dr. Friedman (chairman); Rebecca Taub, M.D.; Fred Craves, Ph.D.; and two additional designees, and 1 current director of Synta: Keith Gollust. There will also be one additional independent director to be agreed upon by Synta and Madrigal.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 13, 2016, the Board of Directors of the Company adopted an amendment to the bylaws of the Company and restated the bylaws in its entirety. The amendment provides that certain specifically enumerated stockholder actions related to the internal affairs of the Company should be brought exclusively in the Court of Chancery of the State of Delaware (the “Chancery Court”), or, if the Chancery Court does not have jurisdiction, the United States District Court for the District of Delaware or other state courts of the State of Delaware.

The foregoing description of the amendment to the bylaws adopted by the Board of Directors of the Company is qualified in its entirety by reference to the Company’s bylaws, as amended April 13, 2016, which are filed, marked to show the amendments, as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01                                           Other Events

On April 14, 2016, Synta issued a joint press release with Madrigal announcing that the companies have entered into the Merger Agreement.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial statements and Exhibits

(d)                                 The following exhibits are furnished with this report:

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization dated as of April 13, 2016 by and among Synta, Madrigal and Saffron Merger Sub, Inc.

3.1	Bylaws of Synta, as amended April 13, 2016.

10.1	Form of Synta Voting Agreement dated as of April 13, 2016 entered into by and among Synta, Madrigal and certain stockholders of Synta.

10.2	Form of Madrigal Voting Agreement dated as of April 13, 2016 entered into by and among Madrigal, Synta and certain stockholders of Madrigal.

10.3	Form of Lock-Up Agreement dated as of April 13, 2016 entered into by and among Madrigal, Synta and certain stockholders of Madrigal.

99.1	Joint Press Release dated April 14, 2016.

*                                         All Schedules to this Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Date: April 14, 2016	/s/ Marc Schneebaum
Marc Schneebaum
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization dated as of April 13, 2016 by and among Synta, Madrigal and Saffron Merger Sub, Inc.

3.1	Bylaws of Synta, as amended April 13, 2016.

10.1	Form of Synta Voting Agreement dated as of April 13, 2016 entered into by and among Synta, Madrigal and certain stockholders of Synta.

10.2	Form of Madrigal Voting Agreement dated as of April 13, 2016 entered into by and among Madrigal, Synta and certain stockholders of Madrigal.

10.3	Form of Lock-Up Agreement dated as of April 13, 2016 entered into by and among Madrigal, Synta and certain stockholders of Madrigal.

99.1	Joint Press Release dated April 14, 2016.

*

All Schedules to this Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.